Exhibit 99.1

Contact:	Will Davis
SVP of Marketing and Investor Relations
Chief of Staff
Phone: 917-519-6994
Email: davisw@lumosnet.com

Lumos Networks Corp. Reports First Quarter 2017 Results

On a YoY Basis, Total Revenue up over 8%, Data Revenue up Nearly 17%

First Quarter 2017 Highlights:

•	Year-over-year growth in consolidated revenues and Adjusted EBITDA

•	$54.9 million total revenue, up more than 8%

•	Operating loss of $1.6 million versus operating income of $3.1 million in the prior year period

•	Net loss of $5.3 million or $0.24 per diluted share

•	$23.9 million in Adjusted EBITDA, up over 3% from the prior year period

•	Total 1Q17 Data revenue of nearly $34.6 million, up nearly 17% year-over-year

•	Total combined FTTC and Enterprise revenue over $26.1 million, up over 27% year-over-year

•	Combined FTTC/Enterprise constituted over 75% of total Data revenue versus 69% in the prior year period

•	Fiber Infrastructure Growth

•	Added North Carolina as the 26th Enterprise market following the close of the acquisitions of DC74 Data Centers and Clarity Communications in January 2017

•	Reached 1,306 unique FTTC sites, up over 4% year-over-year; and 1,663 total FTTC connections, up over 4% year-over-year

•	Added 94 enterprise lit buildings in the first quarter to reach 2,125 total lit buildings, up 17% year-over-year

WAYNESBORO, VA – May 8, 2017 – Lumos Networks Corp. (“Lumos Networks”, “Lumos” or the “Company”) (Nasdaq: LMOS), a leading fiber-based service provider in the Mid-Atlantic region, today announced its results for the first quarter of 2017.

Total revenue for the first quarter of 2017 was $54.9 million, up 8% from the prior year period. The Company generated an operating loss of $1.6 million for the three months ended March 31, 2017, down from operating income of $3.1 million in the prior year period. Net loss attributable to Lumos Networks Corp. was $5.3 million, or $0.24 per diluted share, for the first quarter of 2017, compared to a net loss of approximately $2.9 million in the prior year period. Total Adjusted EBITDA for the first quarter was $23.9 million, up over 3% from the prior year period.

On February 18, 2017, the Company announced that it had entered into a definitive agreement to be acquired by EQT Infrastructure for $18.00 per share in an all-cash transaction, resulting in an enterprise value of approximately $950 million. The agreement was approved by all members of the board of directors voting on the transaction. Completion of the transaction is subject to stockholder approval, regulatory approvals and other customary closing conditions. The acquisition is expected to be completed during the third quarter of 2017.

The Company will hold the 2017 Annual Meeting of Stockholders of Lumos Networks Corp on May 24, 2017 at the offices of Troutman Sanders LLP, 1001 Haxall Point, 15th Floor, Richmond, Virginia.

About Lumos Networks

Lumos Networks is a leading fiber-based service provider in the Mid-Atlantic region serving Carrier, Enterprise and Data Center customers, offering end-to-end connectivity in 26 markets in Virginia, West Virginia, North Carolina, Pennsylvania, Maryland, Ohio and Kentucky. With a fiber network of 10,907 fiber route miles and 503,616 total fiber strand miles, Lumos Networks connects 1,306 unique Fiber to the Cell sites, 1,663 total FTTC connections, 2,125 on-net buildings and over 3,400 total on-net locations. The Company also connects 43 total data centers, including five data centers acquired from DC74, two acquired from Clarity Communications and seven company owned co-location facilities. In 2016, Lumos Networks generated over $123 million in Data revenue over our fiber network. Detailed information about Lumos Networks is available at www.lumosnetworks.com.

Additional Information about the Proposed Transaction with EQT Infrastructure and Where to Find It

In connection with the proposed transaction, the Company has filed a definitive proxy statement with the SEC on April 21, 2017, which was mailed to stockholders on or about April 25, 2017, in connection with its annual meeting to be held on May 24, 2017 to obtain stockholder approval in connection with the proposed transaction. Additionally, the Company will file other relevant materials in connection with the proposed transaction with EQT Infrastructure. The definitive proxy statement contains important information about the proposed transaction and related matters. The materials filed by the Company with the SEC may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company on the Company’s website at www.lumosnetworks.com or by contacting investor relations at davisw@lumosnetworks.com. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Certain Information Regarding Participants

The Company and its directors, executive officers and other persons, may be deemed to be participants in the solicitation of proxies of the Company’s stockholders in connection with the proposed transaction with EQT Infrastructure. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, is set forth in the materials filed by the Company with the SEC, including in the Company’s definitive proxy statement filed with the SEC on April 21, 2017.

Non-GAAP Measures

Contribution Margin is net income or loss attributable to Lumos Networks Corp. before interest, income taxes, depreciation and amortization, accretion of asset retirement obligations, net income attributable to noncontrolling interests, other (income) expenses, net, restructuring charges, changes in the fair value of contingent consideration obligations, corporate general and administrative expenses, including equity-based compensation, acquisition and merger related charges and amortization of actuarial gains or losses, and indirect operating expenses. Contribution Margin ratio is calculated as the ratio of Contribution Margin, as defined, to operating revenues.

Adjusted EBITDA is net income or loss attributable to Lumos Networks Corp. before interest, income taxes, depreciation and amortization and accretion of asset retirement obligations, net income attributable to noncontrolling interests, other (income) expenses, net, equity-based compensation, amortization of actuarial losses, restructuring charges, acquisition and merger related charges and changes in fair value of contingent consideration obligations. Adjusted EBITDA margin is calculated as the ratio of Adjusted EBITDA, as defined, to operating revenues.

Contribution Margin, Contribution Margin Ratio, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial performance measures. They should not be considered in isolation or as an alternative to measures determined in accordance with GAAP. Please refer to the schedules herein and our SEC filings for a reconciliation of these non-GAAP financial performance measures to the most comparable measures reported in accordance with GAAP and for a discussion of the presentation, comparability and use of such financial performance measures.

SPECIAL NOTE FROM THE COMPANY REGARDING FORWARD-LOOKING STATEMENTS

Any statements contained in this presentation that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. The words “anticipates,” “believes,” “expects,” “intends,” “plans,” “estimates,” “targets,” “projects,” “should,” “may,” “will” and similar words and expressions are intended to identify forward-looking statements. Such forward-looking statements reflect, among other things, our current expectations, plans and strategies, and anticipated financial results, all of which are subject to known and unknown risks, uncertainties and factors that may cause our actual results to differ materially from those expressed or implied by these forward-looking statements.

Many of these risks are beyond our ability to control or predict. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. We do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise. Important factors with respect to any such forward-looking statements, including certain risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, include, but are not limited to: the successful closing of the announced EQT Merger, including obtaining the requisite regulatory, governmental and stockholder approvals and satisfying other closing conditions; the risk that required governmental and regulatory approvals may delay the Merger or result in the imposition of conditions that could cause the parties to abandon the Merger or materially impact the financial benefits of the Merger; the timing to consummate the proposed Merger; any disruption from the proposed Merger making it more difficult to maintain relationships with customers, employees or suppliers; the diversion of management time on Merger-related issues; the Merger may involve unexpected costs, liabilities or delays; the outcome of any legal proceedings related to the Merger, the failure by EQT Infrastructure to obtain the necessary financing arrangement set forth in commitment letters received in connection with the Merger; the impact of our previous acquisitions of Clarity and DC74 on our operations; rapid development and intense competition with resulting pricing pressure in the telecommunications and high speed data transport industry; our ability to grow our data business on an organic or inorganic basis in order to offset expected revenue declines in legacy voice and access products; our ability to obtain new carrier contracts or expand services under existing carrier contracts at competitive pricing levels to offset churn and achieve revenue growth from our carrier businesses; our ability to separate our legacy business on a timely basis; our ability to effectively allocate capital and timely implement network expansion plans necessary to accommodate organic growth initiatives; our ability to complete customer installations in a timely manner; adverse economic conditions; operating and financial restrictions imposed by our senior credit facility and our unsecured debt obligations; our cash and capital requirements; our ability to maintain and enhance our network; the potential to experience a high rate of customer turnover; federal and state regulatory fees, requirements and developments; our reliance on certain suppliers and vendors; and other unforeseen difficulties that may occur. These risks and uncertainties are not intended to represent a complete list of all risks and uncertainties inherent in our business, and should be read in conjunction with the more detailed cautionary statements and risk factors included in our SEC filings, including our Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 and our Annual Report on Form 10-K for the year ended December 31, 2016.

Exhibits:

•	Condensed Consolidated Balance Sheets

•	Condensed Consolidated Statements of Operations

•	Condensed Consolidated Statements of Cash Flows

•	Summary of Operating Results, Customer and Network Statistics

•	Reconciliation of Non-GAAP Financial Measures to GAAP Results

Lumos Networks Corp.

Condensed Consolidated Balance Sheets

	March 31, 2017	December 31, 2016
(In thousands)

ASSETS
Current Assets
Cash and cash equivalents	$19,947	$33,575
Marketable securities	14,859	38,081
Accounts receivable, net	22,262	22,609
Other receivables	184	753
Income tax receivable	313	459
Prepaid expenses and other	7,696	5,028

Total Current Assets	65,261	100,505

Securities and investments	1,521	1,479

Property, plant and equipment, net	537,645	536,288

Other Assets
Goodwill	125,636	100,297
Other intangibles, net	20,540	8,503
Deferred charges and other assets	6,545	6,300

Total Other Assets	152,721	115,100

Total Assets	$757,148	$753,372

LIABILITIES AND EQUITY
Current Liabilities
Current portion of long-term debt	$13,525	$13,530
Accounts payable	6,290	8,607
Advance billings and customer deposits	15,144	14,140
Accrued compensation	1,375	1,491
Accrued operating taxes	4,694	4,518
Other accrued liabilities	10,255	5,000

Total Current Liabilities	51,283	47,286

Long-Term Liabilities
Long-term debt, net of unamortized discount and debt issuance costs, excluding current portion	452,683	454,885
Retirement benefits	15,760	16,029
Deferred income taxes, net	92,134	96,988
Other long-term liabilities	7,317	2,124

Total Long-term Liabilities	567,894	570,026

Stockholders’ Equity	137,052	135,174

Noncontrolling Interests	919	886

Total Equity	137,971	136,060

Total Liabilities and Equity	$757,148	$753,372

Lumos Networks Corp.

Condensed Consolidated Statements of Operations

	Three months ended March 31,
(In thousands, except per share amounts)	2017	2016

Operating Revenues	$54,916	$50,794

Operating Expenses
Cost of revenue, exclusive of depreciation and amortization	10,419	10,212
Selling, general and administrative, exclusive of depreciation and amortization[1]	30,668	23,335
Depreciation and amortization	14,992	11,891
Accretion of asset retirement obligations	25	34
Restructuring charges	—	2,207
Change in fair value of contingent consideration obligations	400	—

Total Operating Expenses	56,504	47,679

Operating (Loss) Income	(1,588)	3,115

Other Income (Expenses)
Interest expense	(7,393)	(6,989)
Other income, net	623	174

Loss Before Income Tax Benefit	(8,358)	(3,700)

Income Tax Benefit	(3,074)	(861)

Net Loss	(5,284)	(2,839)

Net Income Attributable to Noncontrolling Interests	(33)	(55)

Net Loss Attributable to Lumos Networks Corp.	$(5,317)	$(2,894)

Basic and Diluted Loss per Common Share Attributable to Lumos Networks Corp. Stockholders:

Basic and diluted loss per share	$(0.24)	$(0.13)

[1]	Includes equity-based compensation expense related to all of the Company’s share-based awards, annual employee bonuses paid in the form of immediately vested shares and the Company’s 401(k) matching contributions. Equity-based compensation totaled $6.8 million and $5.5 million for the three months ended March 31, 2017 and 2016, respectively. Also includes $2.9 million of acquisition and merger related costs for the three months ended March 31, 2017.

Lumos Networks Corp.

Condensed Consolidated Statements of Cash Flows

	Three Months Ended March 31,
(In thousands)	2017	2016

Cash Flows from Operating Activities:
Net Loss	$(5,284)	$(2,839)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	13,899	11,247
Amortization	1,093	644
Accretion of asset retirement obligations	25	34
Change in fair value of contingent consideration obligations	400	—
Deferred income taxes	(3,075)	(982)
Equity-based compensation expense	6,794	5,813
Amortization of debt discounts and issuance costs	1,175	1,099
Retirement benefits, net of cash contributions and distributions	57	94
Other	(333)	509
Changes in operating assets and liabilities, net	183	(3,241)

Net Cash Provided by Operating Activities	14,934	12,378

Cash Flows from Investing Activities:
Purchases of property, plant and equipment	(13,097)	(22,006)
Acquisition of Clarity Communications, LLC, net of cash acquired	(9,961)	—
Acquisition of DC74, LLC, net of cash acquired	(23,538)	—
Purchases of available-for-sale marketable securities	(4,000)	(6,732)
Proceeds from sale or maturity of available-for-sale marketable securities	27,233	43,125

Net Cash (Used in) Provided by Investing Activities	(23,363)	14,387

Cash Flows from Financing Activities:
Principal payments on senior secured term loans	(3,258)	—
Principal payments under capital lease obligations	(124)	(107)
Proceeds from stock option exercises and employee stock purchase plan	609	28
Repurchases of common stock to settle tax withholding obligations on employee stock awards	(2,426)	(2,308)

Net Cash Used in Financing Activities	(5,199)	(2,387)

(Decrease) increase in cash and cash equivalents	(13,628)	24,378
Cash and cash equivalents:
Beginning of Period	33,575	13,267

End of Period	$19,947	$37,645

Lumos Networks Corp.

Operating Results, Customer and Network Statistics

(Dollars in thousands)	Three months ended:
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Revenue, Gross Margin, Contribution Margin and Adjusted EBITDA
Revenue
Enterprise Data	$16,473	$13,911	$13,549	$12,878	$12,001
Transport	8,454	8,106	8,499	8,902	9,099
FTTC	9,660	9,629	9,325	9,176	8,529

Total Data	34,587	31,646	31,373	30,956	29,629
Residential and Small Business	15,205	15,488	15,863	16,149	15,828
RLEC Access	5,124	4,752	4,535	5,343	5,337

Total Revenue	$54,916	$51,886	$51,771	$52,448	$50,794

Gross Margin
Data	84.2%	86.6%	85.5%	85.3%	84.6%
Residential and Small Business	67.3%	69.1%	67.7%	65.8%	64.3%
Contribution Margin[1]
Data	$26,968	$25,517	$24,822	$24,477	$23,390
Residential and Small Business	9,128	9,554	9,516	9,394	9,142
RLEC Access	4,970	4,591	4,360	5,171	5,192

Total Contribution Margin	$41,066	$39,662	$38,698	$39,042	$37,724
Contribution Margin Ratio[1]
Data	78.0%	80.6%	79.1%	79.1%	78.9%
Residential and Small Business	60.0%	61.7%	60.0%	58.2%	57.8%
RLEC Access	97.0%	96.6%	96.1%	96.8%	97.3%
Total Contribution Margin Ratio	74.8%	76.4%	74.7%	74.4%	74.3%
Adjusted EBITDA[1]
Data	$14,307	$14,311	$14,567	$13,826	$13,314
Residential and Small Business	5,121	5,506	5,723	5,339	5,149
RLEC Access	4,463	4,122	3,970	4,611	4,652

Total Adjusted EBITDA	$23,891	$23,939	$24,260	$23,776	$23,115
Adjusted EBITDA Margin[1]
Data	41.4%	45.2%	46.4%	44.7%	44.9%
Residential and Small Business	33.7%	35.6%	36.1%	33.1%	32.5%
RLEC Access	87.1%	86.7%	87.5%	86.3%	87.2%
Total Adjusted EBITDA Margin	43.5%	46.1%	46.9%	45.3%	45.5%

Capital Expenditures	$13,097	$18,747	$20,089	$23,185	$22,006
Adjusted EBITDA less Capital Expenditures	$10,794	$5,192	$4,171	$591	$1,109

Lumos Networks Corp.

Operating Results, Customer and Network Statistics (continued)

	Three months ended:
	March 31, 2017	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016
Fiber Network Statistics
Fiber Route-Miles	10,907	10,112	9,204	8,985	8,734
Fiber Miles[2]	503,616	491,276	475,507	436,451	401,109
Fiber Markets	26	25	24	24	24
FTTC Unique Towers	1,306	1,304	1,297	1,295	1,252
FTTC Total Connections	1,663	1,659	1,642	1,636	1,592
On-Network Buildings	2,125	2,031	1,984	1,922	1,812
Data Centers[3]	43	36	36	36	36
Mobile Switching Centers	15	15	14	14	14

R&SB Statistics
Competitive Voice Connections[5]	62,972	65,285	68,084	69,903	71,675
Video Subscribers	5,723	5,851	5,841	5,817	5,840
Fiber-to-the-Premise Broadband Connections	9,330	8,972	8,307	7,982	7,849
Premises Passed by Fiber[4]	19,983	19,783	19,591	19,453	19,495

RLEC Access Lines[5]	22,483	22,991	23,381	23,695	24,094

[1]	Contribution Margin, Contribution Margin Ratio, Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP measures. See definitions on page 3 of this earnings release.
[2]	Fiber miles are calculated as the fiber route miles multiplied by the number of fiber strands within each cable (represents an average of 46 fibers per route as of March 31, 2017).
[3]	Data centers reported include both commercial and private data centers and Company-owned facilities offering commercial data center services.
[4]	Includes residential and small business locations passed by fiber and available for service. Approximately 92% of the premises passed by fiber and available for service as of March 31, 2017 were residential.
[5]	During the fourth quarter of 2016, the Company revised its competitive and RLEC voice connections as a result of enhanced system reporting capabilities. Historical voice connections for prior quarters have been revised to reflect the updated information.

Note: Certain prior period Adjusted EBITDA amounts have been reclassified to conform with the current year presentation.

Lumos Networks Corp.

Reconciliation of Net Loss Attributable to Lumos Networks Corp. to Contribution Margin

(Dollars in thousands)	2017	2016

For The Three Months Ended March 31,
Net Loss Attributable to Lumos Networks Corp.	$(5,317)	$(2,894)
Net Income Attributable to Noncontrolling Interests	33	55

Net Loss	(5,284)	(2,839)
Income tax benefit	(3,074)	(861)
Interest expense	7,393	6,989
Other income, net	(623)	(174)

Operating (loss) income	(1,588)	3,115
Depreciation and amortization and accretion of asset retirement obligations	15,017	11,925
Restructuring charges	—	2,207
Change in fair value of contingent consideration obligations	400	—
Indirect operating costs	10,470	8,597
Corporate general and administrative costs, including equity-based compensation and acquisition and merger related charges	16,767	11,880

Contribution Margin	$41,066	$37,724

Contribution Margin Ratio	74.8%	74.3%

Reconciliation of Net Loss Attributable to Lumos Networks Corp. to Adjusted EBITDA (Dollars in thousands)	2017	2016

For The Three Months Ended March 31,
Net Loss Attributable to Lumos Networks Corp.	$(5,317)	$(2,894)
Net Income Attributable to Noncontrolling Interests	33	55

Net Loss	(5,284)	(2,839)
Income tax benefit	(3,074)	(861)
Interest expense	7,393	6,989
Other income, net	(623)	(174)

Operating (loss) income	(1,588)	3,115
Depreciation and amortization and accretion of asset retirement obligations	15,017	11,925
Amortization of actuarial losses	326	338
Equity-based compensation	6,794	5,530
Restructuring charges	—	2,207
Acquisition and merger related charges	2,942	—
Change in fair value of contingent consideration obligations	400	—

Adjusted EBITDA	$23,891	$23,115

Adjusted EBITDA Margin	43.5%	45.5%